                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report:   18-Mar-04

                        CIT Equipment Collateral 2003-EF1

          A Delaware          Commission File          I.R.S. Employer
          Corporation         No. 0001240986           No. 02-6166260

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other
                        CIT Equipment Collateral 2003-EF1
                            Monthly Servicing Report


                                              Determination Date:       03/18/04
                                               Collection Period:       02/29/04
                                                    Payment Date:       03/22/04

I. AVAILABLE FUNDS

   A. Available Pledged Revenues
      a.   Scheduled Payments Received                                                           $21,224,831.41
      b.   Liquidation Proceeds Allocated to Owner Trust                                             436,793.55
      c.   Required Payoff Amounts of Prepaid Contracts                                            3,728,070.92
      d.   Required Payoff Amounts of Purchased Contracts                                                  0.00
      e.   Proceeds of Clean-up Call                                                                       0.00
      f.   Investment Earnings on Collection Account and Note Distribution Account                         0.00
                                                                                                 --------------
                                        Total Available Pledged Revenues =                       $25,389,695.88

   B. Determination of Available Funds

      a.   Total Available Pledged Revenues                                                      $25,389,695.88
      b.   Servicer Advances                                                                       2,345,807.86
      c.   Recoveries of prior Servicer Advances                                                  (1,442,895.71)
      d.   Withdrawal from Reserve Account                                                                 0.00
                                                                                                 --------------
                                        Total Available Funds =                                  $26,292,608.03
                                                                                                 ==============

II. DISTRIBUTION AMOUNTS


    A. COLLECTION ACCOUNT DISTRIBUTIONS


       1.  Servicing Fee                                                                                     380,543.60

       2.  Class A-1 Note Interest Distribution                                     96,914.39
           Class A-1 Note Principal Distribution                                22,406,202.50
                        Aggregate Class A-1 distribution                                                  22,503,116.89

       3.  Class A-2 Note Interest Distribution                                    194,941.67
           Class A-2 Note Principal Distribution                                         0.00
                        Aggregate Class A-2 distribution                                                     194,941.67

       4.  Class A-3 Note Interest Distribution                                    309,505.54
           Class A-3 Note Principal Distribution                                         0.00
                        Aggregate Class A-3 distribution                                                     309,505.54

       5.  Class B Note Interest Distribution                                       31,340.09
           Class B Note Principal Distribution                                     677,556.64
                        Aggregate Class B distribution                                                       708,896.73

       6.  Class C Note Interest Distribution                                       78,641.25
           Class C Note Principal Distribution                                           0.00
                        Aggregate Class C distribution                                                        78,641.25

       7.  Class D Note Interest Distribution                                      106,020.00
           Class D Note Principal Distribution                                           0.00
                        Aggregate Class D distribution                                                       106,020.00

       8.  Payment due to the Class A-3 Swap Counterparty                                                    221,314.76

       9.  Deposit to the Reserve Account                                                                          0.00

      10.  Amounts Payable in connection with the Reserve Account                                             31,935.95

      11.  To the holder of the equity certificate                                                         1,757,691.64


                        Collection Account Distributions =                                                26,292,608.03
                                                                                                          =============



    B. RESERVE ACCOUNT DISTRIBUTIONS

       1.  Withdrawal from the Reserve Account                                                                     0.00

       2.  Interest to the Holdback Amount Designee                                                           50,149.73

       3.  Release of Excess from the Reserve Account                                                        923,350.36
                                                                                                          -------------
                        Reserve Account Distributions =                                                      973,500.09
                                                                                                          =============


                                                                                                          -------------
    C. INCORRECT DEPOSITS                                                                                          0.00
                                                                                                          =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

          ---------------------------------------------------------------------------------------
                   Distribution                 Class A-1           Class A-2         Class A-3
                      Amounts                     Notes               Notes             Notes
          ---------------------------------------------------------------------------------------

       1.          Interest Due                   96,914.39        194,941.67        309,505.54
       2           Interest Paid                  96,914.39        194,941.67        309,505.54
       3        Interest Shortfall                     0.00              0.00              0.00
                  ((1) minus (2))
       4          Principal Paid              22,406,202.50              0.00              0.00

       5     Total Distribution Amount        22,503,116.89        194,941.67        309,505.54
                  ((2) plus (4))


          ------------------------------------------------------------------------------------------------------------
                   Distribution                  Class B            Class C           Class D          Total Offered
                      Amounts                     Notes              Notes             Notes               Notes
          ------------------------------------------------------------------------------------------------------------
       1.          Interest Due                   31,340.09         78,641.25        106,020.00           817,362.94
       2           Interest Paid                  31,340.09         78,641.25        106,020.00           817,362.94
       3        Interest Shortfall                     0.00              0.00              0.00                 0.00
                  ((1) minus (2))
       4          Principal Paid                 677,556.64              0.00              0.00        23,083,759.14

       5     Total Distribution Amount           708,896.73         78,641.25        106,020.00        23,901,122.08
                  ((2) plus (4))


IV. Information Regarding the Securities

    A  Summary of Balance Information

          -----------------------------------------------------------------------------------------------------------------------
                                       Applicable     Principal Balance     Class Factor     Principal Balance     Class Factor
                     Class               Coupon             Mar-04             Mar-04              Feb-04             Feb-04
                                          Rate           Payment Date       Payment Date        Payment Date       Payment Date
          -----------------------------------------------------------------------------------------------------------------------
       a.       Class A-1 Notes          1.1388%         76,426,500.99         0.27791          98,832,703.49         0.35939
       b.       Class A-2 Notes          1.4900%        157,000,000.00         1.00000         157,000,000.00         1.00000
       c.       Class A-3 Notes          1.2513%        287,253,376.00         1.00000         287,253,376.00         1.00000
       d.        Class B Notes           2.2900%         15,745,198.71         0.72392          16,422,755.35         0.75507
       e.        Class C Notes           3.9800%         23,710,929.00         1.00000          23,710,929.00         1.00000
       f.        Class D Notes           4.9600%         25,650,000.00         1.00000          25,650,000.00         1.00000

       g.               Total Offered Notes             585,786,004.70                         608,869,763.84


    B  Other Information

          --------------------------------------------------------------------------
                                               Scheduled             Scheduled
                       Class               Principal Balance     Principal Balance
                                                Mar-04                 Feb-04
                                              Payment Date          Payment Date
          --------------------------------------------------------------------------
                  Class A-1 Notes            128,358,960.00        148,051,128.00


          -----------------------------------------------------------------------------------------------------------------------
                                                            Target               Class             Target             Class
                                         Class         Principal Amount          Floor        Principal Amount        Floor
                       Class           Percentage           Mar-04               Mar-04            Feb-04             Feb-04
                                                         Payment Date         Payment Date      Payment Date       Payment Date
          -----------------------------------------------------------------------------------------------------------------------
                      Class A            97.06%         568,591,959.42                         590,998,161.91
                      Class B             2.94%             677,556.64            0.00             701,170.48          0.00

V. PRINCIPAL

    A. MONTHLY PRINCIPAL AMOUNT

       1.   Principal Balance of Notes and Equity Certificates                                  608,869,763.84
            (End of Prior Collection Period)
       2.   Contract Pool Principal Balance (End of Collection Period)                          585,786,004.70
                                                                                                --------------
                        Total monthly principal amount                                           23,083,759.14


VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                                              ----------------------------------------------------
                                                                                  Original           Mar-04            Feb-04
                                                                                    Pool          Payment Date      Payment Date
                                                                              ----------------------------------------------------
       1.   a.  Contract Pool Principal Balance (active contracts)             790,364,305.00    584,277,846.53    607,915,137.37
            b.  Positive Rent Due (active contracts)                                               6,753,028.95      5,850,116.80
                                                                              ----------------------------------------------------
            c.  Required Payoff Amount (active contracts)                      790,364,305.00    591,030,875.48    613,765,254.17

            d.  Required Payoff Amount (unliquidated defaults)                                     1,508,158.17        954,626.47

                                                                              ----------------------------------------------------
            e.  Total Required Payoff Amount                                   790,364,305.00    592,539,033.65    614,719,880.64
                                                                              ====================================================

       2.   No of Contracts                                                             9,883             9,263             9,341

       3    Weighted Average Remaining Term                                              39.9              34.5              35.2

       4    Weighted Average Original Term                                               52.8


           B. DELINQUENCY INFORMATION

                                                                   ---------------------------------------------------------------
                                                                     % of                                No. Of         Required
                                                                   Contracts         % of RPA           Accounts     Payoff Amount
                                                                   ---------------------------------------------------------------
       1.   Current                                                  96.77%            96.64%             8,964    572,611,419.57
            31-60 days                                                1.95%             1.73%               181     10,255,844.48
            61-90 days                                                0.55%             0.73%                51      4,355,055.73
            91-120 days                                               0.22%             0.25%                20      1,506,913.34
            121-150 days                                              0.15%             0.18%                14      1,063,048.02
            151-180 days                                              0.06%             0.21%                 6      1,238,594.34
            180+ days                                                 0.00%             0.00%                 0              0.00
                                                                   ---------------------------------------------------------------
            Subtotal - Active Accounts                               99.71%            99.75%             9,236    591,030,875.48

            Remaining RPA - Unliquidated Defaults                     0.29%             0.25%                27      1,508,158.17

                                                                   ---------------------------------------------------------------
            Total Delinquency                                       100.00%           100.00%             9,263    592,539,033.65
                                                                   ===============================================================

       2.   Delinquent Scheduled Payments:

            Beginning of Collection Period                                                         5,850,116.80
            End of Collection Period                                                               6,753,028.95
                                                                                                   ------------
                        Change in Delinquent Scheduled Payments                                      902,912.15



    C. DEFAULTED CONTRACT INFORMATION


      1. A) Reported Loss Information

                                                        --------------------------------------------------------------------------
                                                                     Current Period                         Cumulative
                                                        --------------------------------------------------------------------------
                                                                 Amount         % of ICPB            Amount          % of ICPB
                                                        --------------------------------------------------------------------------
            Defaulted Valuation Amount                        1,248,602.83        0.16%           2,746,581.31         0.35%
            Cash Collected on Defaulted Contracts               436,793.55        0.06%             679,756.13         0.09%
                                                        --------------------------------------------------------------------------
            Net Loss Amount                                     811,809.28        0.21%           2,066,825.18         0.26%
                                                        ==========================================================================

         B) Cumulative Loss Trigger Percentage                                                                             1.00%
            Cumulative Loss Trigger in Effect                                                                                 NO



      2. Supplemental Information on Unliquidated Defaulted Contracts

            Required Payoff Amount at time of Default                                              3,438,056.67
            Initial Defaulted Valuation Amount                                                     1,896,604.44
            Cash Collected on Defaulted Contracts                                                     33,294.06
                                                                                                   ------------
            Remaining Required Payoff Amount of Defaulted Contracts                                1,508,158.17
                                                                                                   ============
            Initial Valuation as a % of Required Payoff Amount at time of Default                        55.17%
            Remaining Balance % of Required Payoff Amount at time of Default                             43.87%


      3. Supplemental Information on Liquidated Contracts

                                                        ---------------------------------------------------------
                                                                   Current Period                  Cumulative
                                                        ---------------------------------------------------------
                                                           Amount        % of ICPB     Amount          % of ICPB
                                                        ---------------------------------------------------------
             Required Payoff Amount at time of Default  646,557.65         0.08%    816,682.81          0.10%
             Cash Collected on Liquidated Contracts     491,132.21         0.06%    646,462.07          0.08%
                                                        ---------------------------------------------------------
             Net Loss Amount on Liquidated Contracts    155,425.44         0.02%    170,220.74          0.02%
                                                        =========================================================
             Loss Severity Percentage                        24.04%                      20.84%
             Number of Contracts                                 1                           3
             % of Original Contracts                          0.01%                       0.03%


VII. INFORMATION REGARDING THE RESERVE ACCOUNT


      A. RESERVE ACCOUNT

         1. Opening Reserve Account Balance                                      24,354,790.55

         2. Investment Earnings                                                      18,213.78

         3. Deposit from the Collection Account                                      31,935.95

         4. Withdrawals from the Reserve Account                                          0.00

         5. Interest payment to the Holdback Designee                               (50,149.73)

         6. Release of Reserve Account Surplus                                     (923,350.36)

         7. Ending Reserve Account Balance                                       23,431,440.19

         8. Available amount                                                     24,354,790.55

         9. Required Reserve Account Amount                                      23,431,440.19

         10. Reserve Account Surplus/ (Shortfall)                                         0.00

VIII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

         1. Opening Servicer Advance Balance                            5,850,116.80

         2. Current Period Servicer Advance                             2,345,807.86

         3. Recoveries of prior Servicer Advances                      (1,442,895.71)
                                                                       -------------
         4. Ending Servicer Advance Balance                             6,753,028.95

       D. OTHER RELATED INFORMATION

         1. Life to Date Prepayment (CPR)                                       14.9%

         2. Life to Date Substitutions:

            a. Prepayments                                                  0.00

            b. Defaults                                                     0.00

            NCT Funding Company LLC, JPMorgan Chase, as trustee under
          the Indenture, and CIT Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
              Officer of the Servicer and, pursuant to Section 9.02
              of the Pooling and Servicing Agreement, I DO HEREBY
        FURTHER CERTIFY the following report with respect to the Payment
                           Date occurring on 03/22/04

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   Glenn Votek
                     Executive Vice President, and Treasurer